UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2012

Cobalt International Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Post Oak Central 1980 Post Oak Boulevard, Suite 1200 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                                     Results of Operations and Financial Condition.

On February 21, 2012, Cobalt International Energy, Inc. (the “Company”) reported year-end 2011 financial results upon filing its Annual Report on Form 10-K for the year ending December 31, 2011 and also announced the successful drilling results of a deepwater U.S. Gulf of Mexico appraisal well.

For information regarding the Company’s year-end 2011 financial results and these drilling results, please refer to the Company’s press release attached to this report as Exhibit 99.1 (the “Financial Results and Drilling Results Press Release”), which Financial Results and Drilling Results Press Release is incorporated by reference into this Item 2.02.

The information in the Financial Results and Drilling Results Press Release as it relates to the Company’s reported year-end 2011 financial results is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the Financial Results and Drilling Results Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01.                                                     Other Events.

On February 21, 2012, the Company announced that it had commenced a registered underwritten public offering of shares of its common stock. A press release announcing this offering is attached to this report as Exhibit 99.2 (the “Offering Press Release”), which exhibit is incorporated by reference into this Item 8.01.

The Company is also providing the following information for purposes of complying with Regulation FD:

Upon completion of the offering referred to in the Offering Press Release (with or without giving effect to the exercise of the underwriters’ over-allotment option), the Company expects funds affiliated with First Reserve Corporation, Goldman, Sachs & Co., Riverstone Holdings LLC and The Carlyle Group, and KERN Partners Ltd. and certain limited partners in such funds affiliated with KERN Partners Ltd., respectively (together, the “financial sponsors”), will continue to control a majority of the voting power of the Company’s outstanding common stock. However, should the number of shares of common stock sold by the Company increase from such number set forth on the cover of the preliminary prospectus supplement used in the offering, or should the number of shares of common stock sold by the selling stockholders increase from such number set forth on the cover of the preliminary prospectus supplement used in the offering, the financial sponsors may control less than a majority of the voting power of the Company’s outstanding common stock following this offering. Should this event occur, the Company would no longer qualify as a “controlled company” for purposes of the exemptions from the New York Stock Exchange (“NYSE”) corporate governance standards. Consequently, the Company would be required to have at least one independent director on each of its nominating and corporate governance and compensation committees upon completion of the offering, a majority of independent directors on those committees within 90 days after the completion of the offering, and fully independent nominating and corporate governance and compensation committees and a majority independent board within one year after the completion of the offering. The Company would also be required to perform an annual performance evaluation of its nominating and corporate governance and compensation committees. Prior to the offering, the Company’s board of directors has determined that one of the three members of its nominating and corporate governance committee, one of the five members of its compensation committee, three of the three members of its audit committee and three of the twelve members of its board of directors are independent for purposes of the NYSE corporate governance standards. Should the Company no longer qualify as a “controlled company” as a result of the offering, the Company would intend to appoint additional directors and/or deem certain of its existing directors independent who meet the NYSE independence requirements within the time periods required by the NYSE corporate governance standards.

Furthermore, should it occur, the financial sponsors’ ceasing to control a majority of the voting power of the Company’s outstanding common stock would cause certain provisions set forth in the Company’s certificate of incorporation and bylaws to take effect. Such provisions concern:

•                  Election of Directors. All of the Company’s directors would no longer be elected annually. Instead, the Company’s board would be classified into three equally-sized (or as near as possible) classes of directors, with directors in each class serving for a period ending on the date of the third annual meeting of stockholders next following the annual meeting at which such director was elected. Following our financial sponsors ceasing to control a majority of the voting power of our outstanding common stock, the Company’s board would initially apportion sitting directors among the three classes. The terms of the directors initially apportioned to Class I, Class II, and Class III would end on the first, second, and third annual meeting of stockholders, respectively, following such cessasion of control.

•                  Removal of Directors. The Company’s directors could no longer be removed without cause. Instead, the Company’s directors could only be removed for cause with the affirmative vote of stockholders holding not less than a majority of the shares then entitled to vote generally in the election of directors, voting together as a single class.

•                  Written Consent of Stockholders. Stockholders holding not less than the minimum number of votes that would be necessary to authorize or take any action required or permitted to be taken at any annual or special meeting of stockholders at which all shares entitled to vote thereon were present and voted could no longer take such action by written consent. Instead, any such action could only be taken upon a vote of stockholders at an annual or special meeting of stockholders duly noticed and called in accordance with the Company’s bylaws and Delaware law.

•                  Special Meetings. Stockholders holding a majority of the outstanding shares of the Company’s common stock would no longer have the power to call a special meeting of stockholders. Instead, only the Company’s board of directors or the chairman of the board could call a special meeting of stockholders.

To the extent the number of shares of common stock to be sold by the Company and the selling stockholders in the offering remains as set forth on the cover of the preliminary prospectus supplement used in the offering (or at least does not change in a way which would cause the Company’s financial sponsors to control less than a majority of the voting power of the Company’s common stock), the financial sponsors may still control a majority of the voting power of the Company’s common stock upon completion of the offering and the Company would therefore remain a controlled company for NYSE purposes and the Company’s existing certificate of incorporation and bylaws would remain unchanged. There can be no assurances, however, that these changes will not be triggered in the future.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 — that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address the Company’s expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to the Company’s other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K, other than as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.                                                     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Financial Results and Drilling Results Press Release dated February 21, 2012
99.2	Offering Press Release dated February 21, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2012

Cobalt International Energy, Inc.

By:	/s/ Jeffrey A. Starzec
Name:	Jeffrey A. Starzec
Title:	Senior Vice President and General Counsel

EXHIBIT LISTING

Exhibit No.	Description
99.1	Financial Results and Drilling Results Press Release dated February 21, 2012
99.2	Offering Press Release dated February 21, 2012